EXHIBIT 99.1

                                  CERTIFICATION

           Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Inter Parfums, Inc., that the Annual Report of Inter Parfums, Inc. on Form 10-K for the year ended 31 December 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Inter Parfums, Inc.


Date: March 21, 2003                 By:  /s/ Jean Madar
                                          --------------
                                          Jean Madar, Chief Executive Officer


Date: March 21, 2003                 By:  /s/ Russell Greenberg
                                          ---------------------
                                          Russell Greenberg
                                          Executive Vice President,
                                          Chief Financial Officer and
                                          Principal Accounting Officer